UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): December 9, 2004

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                   1-14762                 36-3858106
           --------                   -------                 ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


   3250 Lacey Road, Suite 600, Downers Grove, Illinois               60515
   ---------------------------------------------------               -----
      (Address of Principal Executive Offices)                   (Zip Code)

   Registrant's telephone number, including area code: (630) 663-2000
                                                        --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

_____ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

_____ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 22, 2005, the Compensation and Leadership Development Committee of the Board of Directors (the "Committee") of The ServiceMaster Company ("ServiceMaster") established the 2005 performance goals of Jonathan P. Ward, its Chairman and Chief Executive Officer, under the ServiceMaster Annual Bonus Plan (the "Plan"). The Plan was approved by ServiceMaster's shareholders on May 21, 2003.

Mr. Ward's annual bonus target under the Plan for 2005 is 150% of his base salary, or $1,162,500, with a maximum payout of 175% of his salary, or $1,356,250. Mr. Ward's 2005 performance goals include financial measures. Mr. Ward's actual payout under the Plan will be based on ServiceMaster's performance related to: (1) achievement of budgeted earnings per share and (2) revenue growth. No payment will be earned if performance is below pre-determined performance goals. For 2005, 85% of Mr. Ward's annual bonus target is based on achieving budgeted earnings per share and 15% is based on revenue growth.

On December 9, 2004, the Committee established the 2005 financial performance goal of its four most highly compensated executive officers (other than Mr.
Ward) for ServiceMaster's last completed fiscal year (the "Named Executive Officers") under the Plan. Each Named Executive Officer's annual bonus target under the Plan for 2005 is 100% of his base salary, with a maximum payout of 120% of his salary. For 2005, 80% of each Named Executive Officer's annual bonus target is based on achieving budgeted earnings per share and 20% is based on the achievement of individually established non-EPS goals. The non-EPS goals will vary by Named Executive Officer depending on their areas of responsibilities and will be approved by the Chairman and Chief Executive Officer.

The Committee also established the 2005 performance goal under the Corporate Performance Plan (the "CPP"). The CPP was approved by shareholders on April 28, 2000. A total of 10,000 units, with a per unit target of $700 in 2005, are available under the CPP and allocated annually to participants. Mr. Ward's annual target payout under the CPP is $700,000. For 2005, Mr. Ward's and each Named Executive Officer's CPP payout will be based on achieving greater than 80% of budgeted pre-tax income from continuing operations. If ServiceMaster achieves less than 80% of the budgeted pre-tax income from continuing operations, Mr. Ward's and each Named Executive Officer's amount earned under the CPP will be zero. If ServiceMaster achieves in excess of 80% of the budgeted pre-tax income from continuing operations, 2.22% of the actual pre-tax income will be put into a pool and allocated ratably over the 10,000 participation units.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 22, 2005, ServiceMaster borrowed $20 million under its $500 million senior unsecured bank revolving credit facility dated as of May 19, 2004 among ServiceMaster, the lenders, JPMorgan Chase Bank and Bank of America, N.A. as syndication agents, SunTrust Bank, as administrative agent, and U.S. Bank and Wachovia Bank, N.A. as documentation agents (the "Credit Facility"), at an interest rate of 3.63% with a 14-day term, payable on March 8, 2005. Also, on February 22, 2005, ServiceMaster requested an additional advance of $45 million under the Credit Facility to settle on February 25, 2005, at an interest rate of 3.70% with a 30-day term, payable on March 24, 2005. On February 23, 2005, ServiceMaster requested an additional advance of $20 million under the Credit Facility to settle on February 28, 2005, at an interest rate of 3.72% with a 30-day term, payable on March 29, 2005. The interest rates described above exclude the .20% facility fee payable under the Credit Facility. The $85 million of borrowings under the Credit Facility will be used for general corporate purposes.

Item 3.03 Material Modification to Rights of Security Holders.

On February 23, 2005, the Board of Directors of ServiceMaster approved an amendment (the "Amendment") to the Rights Agreement, dated as of December 15, 1997, between ServiceMaster and Harris Trust and Savings Bank, as Rights Agent. The Amendment accelerates the termination of ServiceMaster's preferred stock purchase rights (the "Rights") from the close of business on December 12, 2007 to the close of business on March 15, 2005. On March 15, 2005, ServiceMaster will file a Certificate of Elimination with the Secretary of State of the State of Delaware which will have the effect of eliminating from ServiceMaster's Amended and Restated Certificate of Incorporation all references to the Series A Junior Participating Preferred Stock of ServiceMaster.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in Item 5.03.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         4.1 First Amendment to Rights Agreement dated as of February 24, 2005 between The ServiceMaster Company and Harris Trust and Savings Bank.

        10.1 ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company's 2003 Annual Meeting of Shareholders held May 21, 2003.

        10.2 Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, as amended March 16, 2001, is incorporated by reference to Exhibit 10.2 to ServiceMaster's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE SERVICEMASTER COMPANY


Date:  February 24, 2005          By:  /s/ Jim L. Kaput
                                       ---------------------------------
                                       Jim L. Kaput
                                       Senior Vice President and General Counsel

                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit

4.1 First Amendment to Rights Agreement dated as of February 24, 2005 between The ServiceMaster Company and Harris Trust and Savings Bank.

10.1 ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company's 2003 Annual Meeting of Shareholders held May 21, 2003.

10.2 Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, as amended March 16, 2001, is incorporated by reference to Exhibit 10.2 to ServiceMaster's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.